UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                 (DATE OF EARLIEST EVENT REPORTED): JUNE 8, 1999

                           OCWEN FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     FLORIDA                          0-21341                    65-0039856
 (STATE OR OTHER                    (COMMISSION               (I.R.S. EMPLOYER
  JURISDICTION                      FILE NUMBER)             IDENTIFICATION NO.)
OF INCORPORATION)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA 33401
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)          (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 682-8000



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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                             EXHIBIT INDEX ON PAGE 4


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ITEM 5.  OTHER EVENTS

The news release of Ocwen Technology Xchange, Inc., a wholly-owned subsidiary of Ocwen Financial Corporation, dated June 8, 1999, announcing its acquisition of the assets of Synergy Software, LLC and certain other information, is attached hereto and filed herewith as Exhibit 99.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

    (c)           Exhibits

                  The following exhibit is filed as part of this report:

                  (99) News release of Ocwen Technology Xchange, Inc., a wholly-owned subsidiary of Ocwen Financial Corporation, dated June 8, 1999.




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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                            OCWEN FINANCIAL CORPORATION
                            (Registrant)


                            By: /s/ Mark S. Zeidman
                            ----------------------------------------------------
                                    Mark S. Zeidman
                            Senior Vice President and Chief Financial Officer



Date:  June 17, 1999



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                                INDEX TO EXHIBIT



Exhibit No.      Description                                                Page
-----------      -----------                                                ----

     99          News release of Ocwen Technology Xchange,                    5
                 Inc., a wholly-owned  subsidiary of Ocwen
                 Financial  Corporation,   dated  June  8,
                 1999,  announcing its  acquisition of the
                 assets  of  Synergy  Software,   LLC  and
                 certain other information.




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